                                                SECURITIES ACT FILE NO. 33-81470
                                        INVESTMENT COMPANY FILE ACT NO. 811-8624

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  [X]

                           Pre-Effective Amendment No.                   [ ]
                         Post-Effective Amendment No. 13                 [ ]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [X]

                                 Amendment No. 14                        [ ]
                        (Check appropriate box or boxes)

                         FS VARIABLE ANNUITY ACCOUNT TWO
                           (Exact Name of Registrant)

                     First SunAmerica Life Insurance Company
                               (Name of Depositor)

                           733 Third Avenue, 4th Floor
                            New York, New York 10017

              (Address of Depositor's Principal Offices) (Zip Code)

               (Depositor's Telephone Number, including area code)
                                 (310) 772-6000

                            Christine A. Nixon, Esq.
                     First SunAmerica Life Insurance Company
                               c/o SunAmerica Inc.
                               1 SunAmerica Center
                       Los Angeles, California 90067-6022
                    (Name and Address for Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on May 1, 2002 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

                         FS VARIABLE ANNUITY ACCOUNT TWO

                              Cross Reference Sheet

                               PART A - PROSPECTUS

Incorporated herein by reference to Post-Effective Amendment No. 12 under Securities Act of 1933 (the 33 Act) and No. 13 under the Investment Company Act of 1940 (the 40 Act) to Registration Statement File No. 33-81470 and 811-8624 filed on Form N-4 on December 21, 2001.

                  PART B - STATEMENT OF ADDITIONAL INFORMATION

        Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.


ITEM NUMBER IN FORM N-4                        CAPTION
15. Cover Page...............................  Cover Page

16. Table of Contents........................  Table of Contents

17. General Information and History..........  Description of the Company, the Separate Account and
                                               the General Account (P); Variable Portfolio Options
                                               (P); Additional Information About the Company (P)

18. Services.................................  Contract Charges (P); Custodian (P); Financial
                                               Statements

19. Purchase of Securities Being Offered.....  Purchases, Withdrawals and Contract Value (P)

20. Underwriters.............................  Purchases, Withdrawals and Contract Value (P);
                                               Distribution of Contracts

21. Calculation of Performance Data..........  Performance Data

22. Annuity Payments.........................  Income Phase (P); Annuity Unit Values; Income Payments

23. Financial Statements.....................  Depositor:  Financial Statements; Registrant:
                                               Financial Statements


                                     PART C

        Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
                         FS VARIABLE ANNUITY ACCOUNT TWO

                    SUPPLEMENT TO THE VISTA CAPITAL ADVANTAGE
                       PROSPECTUS DATED DECEMBER 31, 2001

================================================================================

--------------------------------------------------------------------------------


The date of the Prospectus has been changed to May 1, 2002.

All references in the Prospectus to the date of the Statement of Additional Information is hereby changed to May 1, 2002.


Replace in its entirety the first paragraph in the section "Incorporation of Certain Documents by Reference" on page 2 with the following:

     First SunAmerica's Annual Report on Form 10-K for the year ended December 31, 2001, is incorporated herein by reference.

Replace the "Legal Proceedings" section on page 26 with the following:

     There are no pending legal proceedings affecting the Separate Account. First SunAmerica and its subsidiaries engage in various kinds of routine litigation. In management's opinion these matters are not of material importance to the Company's total assets, with the potential exception of McMurdie, et al. v. SunAmerica Inc., et al, Case No. BC 1940B2, filed on July 10, 1998 in the Superior Court for the County of Los Angeles. This lawsuit is a representative action wherein the plaintiffs allege violations of California's Business and Professions Code Sections 17200 et seq. The Company is vigorously defending the lawsuit. The probability of any particular outcome is not reasonably estimable at this time.


Replace the first sentence in the section "Independent Accountants" on page 27 with the following:

     The audited financial statements of First SunAmerica at December 31, 2001 and 2000, and for the years ended December 31, 2001, 2000 and 1999, are presented in the Statement of Additional Information.

Date: May 1, 2002


                Please keep this Supplement with your Prospectus.

                         [VISTA CAPITAL ADVANTAGE LOGO]


                                   PROSPECTUS

                                DECEMBER 31, 2001


Incorporated herein by reference to Post-Effective Amendment No. 12 under Securities Act of 1933 (the 33 Act) and No. 13 under the Investment Company Act of 1940 (the 40 Act) to Registration Statement File No. 33-81470 and 811-8624 filed on Form N-4 on December 21, 2001.

                       STATEMENT OF ADDITIONAL INFORMATION

                             VISTA CAPITAL ADVANTAGE
               FIXED AND VARIABLE GROUP DEFERRED ANNUITY CONTRACTS

                         FS VARIABLE ANNUITY ACCOUNT TWO

               DEPOSITOR: FIRST SUNAMERICA LIFE INSURANCE COMPANY


This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated May 1, 2002, relating to the annuity contracts described above, a copy of which may be obtained without charge by written request addressed to:


                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299


             The date of this Statement of Additional Information is
                                   May 1, 2002

                                TABLE OF CONTENTS


                                                                               PAGE
                                                                               ----
Performance Data ..........................................................     1

Income Payments ...........................................................     3

Annuity Unit Values .......................................................     3

Taxes .....................................................................     6

Distribution of Contracts .................................................     12

Financial Statements ......................................................     12

                                PERFORMANCE DATA

        Performance data for the various Variable Portfolios are computed in the manner described below.

MONEY MARKET PORTFOLIO

        The annualized current yield and the effective yield for the Money Market Portfolio for the 7-day period ended August 31, 2001 were 1.71% and 1.73%, respectively.

        Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

        Base Period Return = (EV-SV-CMF)/(SV)

        where:

        SV    =    value of one Accumulation Unit at the start of a 7 day period

        EV    =    value of one Accumulation Unit at the end of the 7 day period

        CMF   =    an allocated portion of the $30 annual contract maintenance fee, prorated for 7 days



        The change in value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period. The contract maintenance fee is first allocated among the Variable Portfolios and the General Account so that each Variable Portfolio's allocated portion of the charge is proportional to the percentage of the number of Owners' accounts that have money allocated to that Variable Portfolio. The portion of the charge allocable to the Money Market Portfolio is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Money Market Portfolio. Finally, the result is multiplied by the fraction 365/7 to arrive at the portion attributable to the 7 day period.



        The current yield is then obtained by annualizing the Base Period
Return:

               Current Yield = (Base Period Return) x (365/7)

        The Money Market Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Underlying Fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

        Effective Yield = [(Base Period Return + 1)(365/7) - 1]

        The yield quotations also do not reflect any impact of premium taxes, transfer fees, or Withdrawal Charges.

        The yield quoted should not be considered a representation of the yield of the Money Market Portfolio in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Underlying Fund and changes in interest rates on such investments, but also on factors such as a Owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

        Yield information may be useful in reviewing the performance of the Money Market Portfolio and for providing a basis for comparison with other investment alternatives. However, the Money Market Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

OTHER VARIABLE PORTFOLIOS

        The Variable Portfolios of the Separate Account other than the Money Market Portfolio compute their performance data as "total return".

        The total returns of the various Variable Portfolios for periods of 1, 3 and 5 years, and since each Variable Portfolio's inception date, are shown below, both with and without an assumed complete redemption at the end of the period.



                         FS VARIABLE ANNUITY ACCOUNT TWO
                            STANDARDIZED PERFORMANCE
              TOTAL ANNUAL RETURN (IN PERCENT) FOR PERIOD ENDED ON
                    AUGUST 31, 2001 (WITH/WITHOUT REDEMPTION)


--------------------- ------------- ------------- ------------ ------------ -------------
                                                                               SINCE
 VARIABLE PORTFOLIO    INCEPTION       1 YEAR       3 YEAR       5 YEAR      INCEPTION
--------------------- ------------- ------------- ------------ ------------ -------------
International Equity    12/22/95    -31.95/-25.95  1.11/2.72    1.44/2.11    1.53/1.85
--------------------- ------------- ------------- ------------ ------------ -------------
Capital Growth          12/06/95    -18.05/-12.05 11.28/12.61   7.56/8.09    9.22/9.45
--------------------- ------------- ------------- ------------ ------------ -------------
Growth and Income       12/06/95    -24.56/-18.56  0.29/1.92    5.10/5.68    6.22/6.48
--------------------- ------------- ------------- ------------ ------------ -------------
Asset Allocation        12/22/95    -22.51/-16.51 -2.03/-0.32   2.70/3.34    3.52/3.81
--------------------- ------------- ------------- ------------ ------------ -------------
U.S. Government         12/22/95     2.99/8.99     2.53/4.09    5.05/5.64    4.14/4.43
--------------------- ------------- ------------- ------------ ------------ -------------

        Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

                P(1+T)(n) = ERV

        where:

                P     = a hypothetical initial payment of $1,000
                T     = average annual total return
                n     = number of years

               ERV    =    ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof).

        The total return figures reflect the effect of both nonrecurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Money Market Portfolio, described above. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Because the impact of the Contract Maintenance Fee on a particular Owner's account will generally differ from that assumed in the computation, due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes, the total return experienced by an actual Variable Portfolio over the same time periods would generally have been different from those produced by the computation. As with the Money Market Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.

                                 INCOME PAYMENTS

INITIAL MONTHLY INCOME PAYMENTS

        The initial income payment is determined by applying separately that portion of the contract value allocated to the fixed account option and the Variable Portfolio(s), less any premium tax, to the annuity table specified in the contract for fixed and variable income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the annuitant and designated second person, if any.

        The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable income payment. The number of Annuity Units determined for the first variable income payment remains constant for the second and subsequent monthly variable income payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY INCOME PAYMENTS

        For fixed income payments, the amount of the second and each subsequent monthly income payment is the same as that determined above for the first monthly payment.

        For variable income payments, the amount of the second and each subsequent monthly income payment is determined by multiplying the number of Annuity Units, as determined in connection with the calculation of the initial monthly payment, above, by the Annuity Unit value as of the day preceding the date on which each income payment is due.

                               ANNUITY UNIT VALUES

        The value of an Annuity Unit is determined independently for each Variable Portfolio.

        The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable income payments will decrease over time. If the net investment rate equals 3.5%, the variable income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for income payments to increase (or not to decrease).

        The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each income payment will vary accordingly.

        For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the net investment factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum that is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

        The net investment factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

        The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

        (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

        (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

        The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by separate account asset charges that are included in the Accumulation Unit Value.

        ILLUSTRATIVE EXAMPLE

        Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in

September and that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day of the previous month. The NIF for the month of September is:

                      NIF     = ($11.46/$11.44)

                              = 1.00174825

        ILLUSTRATIVE EXAMPLE

        The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                      1/[(1.035)(1/12)] = 0.99713732

        In the example given above, if the Annuity Unit value for the Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

              $10.103523 x 1.00174825 x 0.99713732 = $10.092213

        To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

        The Net Investment Factor (NIF) measures the performance of the funds that are the basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF) / (1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are decreased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE INCOME PAYMENTS

        ILLUSTRATIVE EXAMPLE

        Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole annuitant and, at age 60, has elected to begin the income phase of his contract under Option 4, with 12 years of guaranteed payments. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units, each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Portfolio on that same date is

$13.256932, and that the Annuity Unit value on the day immediately prior to the second income payment date is $13.327695.

        P's first variable income payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly income payments for each $1,000 of applied contract value, P's first variable income payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity
Date) by the result of dividing P's account value by $1,000:

             First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

        The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

              Annuity Units = $630.95/$13.256932 = 47.593968

        P's second variable income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

             Second Payment = 47.593968 x $13.327695 = $634.32

        The third and subsequent variable income payments are computed in a manner similar to the second variable income payment.

        Note that the amount of the first variable income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the income phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable income payments.

                                      TAXES


GENERAL



        Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.



        Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.



        For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.



        The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.



WITHHOLDING TAX ON DISTRIBUTIONS



        The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions can be waived.

        An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under
Section 403(b) of the Code other than (1) income payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.





        Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.





DIVERSIFICATION -- SEPARATE ACCOUNT INVESTMENTS





        Section 817(h) of the Code imposes certain diversification standards on the underlying assets of nonqualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.





        The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."





NON-NATURAL OWNERS





        Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.





MULTIPLE CONTRACTS





        The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract from the same issuer in any calendar year.





TAX TREATMENT OF ASSIGNMENTS





        An assignment of a contract may have tax consequences, if the assignment is not part of a permitted loan program under an employer-sponsored plan, and may also be prohibited by the Employee Retirement Income Security Act of 1974 ("ERISA") in some circumstances. Owners should therefore consult competent legal advisers should they wish to assign their contracts.

TAX TREATMENT OF GIFTING A CONTRACT





        If you transfer ownership of your Contract to a person other than your spouse or former spouse incident to divorce, and receive payment less than the Contract's value, you will be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.





TRUSTEE TO TRUSTEE TRANSFERS





        The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs). Withdrawals can only be made when an owner: (1) reaches age 59-1/2; (2) leaves his or her job; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7) are not considered distributions, and thus are not subject to these withdrawal limitations.





        Trustee to trustee transfers can also be permitted between IRAs, and between contracts or accounts established under the same employer-sponsored plans. Such transfers may, however, be subject to limitations under the annuity contract.





PARTIAL 1035 EXCHANGES





        Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contact, as opposed to a partial exchange, would be accorded tax-free status. In 1998 in Conway vs. Commissioner, the Tax Court held that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a non-taxable exchange. On November 22, 1999, the Internal Revenue Service filed an Action on Decision which indicated that it acquiesced in the Tax Court decision in Conway. However, in its acquiescence with the decision of the Tax Court, the Internal Revenue Service stated that it will challenge transactions where taxpayers enter into a series of partial exchanges and annuitizations as part of a design to avoid application of the 10% premature distribution penalty or other limitations imposed on annuity contracts under Section 72 of the Code. In the absence of further guidance from the Internal Revenue Service it is unclear what specific types of partial exchange designs and transactions will be challenged by the

Internal Revenue Service. Due to the uncertainty in this area owners should seek their own tax advice.





QUALIFIED PLANS





        The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.





        Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.





        Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.





(a) PLANS OF SELF-EMPLOYED INDIVIDUALS: "H.R. 10 PLANS"





        Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) TAX-SHELTERED ANNUITIES





        Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2002 is $11,000. The limit may be increased by up to $3,000 for employees with at least fifteen years of full-time equivalent service with the employer, and by an additional $1,000 in 2002 for employees age 50 or older, provided that other applicable requirements are satisfied. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.





(c) INDIVIDUAL RETIREMENT ANNUITIES





        Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum contribution for 2002 is $3,000. Individuals age 50 or older may be able to contribute an additional $500 in 2002. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.





(d) ROTH IRAs





        Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a regular Individual Retirement Annuity or Individual Retirement Account under
Section 408 of the Code, contributions to a Roth IRA are not made on a tax-deferred basis, but distributions are tax-free if certain requirements are satisfied. Like regular IRAs, Roth IRAs are subject to limitations on the amount that may be contributed, those who may be eligible and the time when distributions may commence without tax penalty. Unlike IRAs, to which everyone can contribute even if they cannot deduct the full contribution, income limits for Roth IRAs are limitations on who can establish such a contract. Certain persons may be eligible to convert a regular IRA into a Roth IRA. If they elect such a conversion, they generally also will be required to pay taxes on any previously untaxed amounts included in the amount converted. If the contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.





(e) CORPORATE PENSION AND PROFIT-SHARING PLANS





        Sections 401(a) of the Code permits corporate employers to establish various types of retirement plans, including 401(k) plans, for employees. These plans can also be established by public employers (although public employers cannot establish 401(k) plans) and by private employers that are not "corporations". These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with corporate pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.





(f) ELIGIBLE DEFERRED COMPENSATION PLANS -- SECTION 457(b)





        Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

ECONOMIC GROWTH AND TAX RELIEF





        For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration. Furthermore, a number of states have not enacted legislation that conforms the state tax treatment of these contributions and distributions to the federal standard. In the absence of legislation or guidance from these non-conforming states, the state tax treatment of these funds, including any transfer or rollover that is permitted under EGTRRA but was not permitted prior to 2002, is currently unclear.



                            DISTRIBUTION OF CONTRACTS

        J. P. Morgan Fund Distributors, Inc. ("JPMFD"), located at 1211 Avenue of the Americas, New York, New York 10036, serves as the principal underwriter of the contracts. JPMFD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. and is not affiliated with the Company.

        JPMFD has entered into sales agreements with other broker/dealers to solicit applications for the contracts through registered representatives who are licensed to sell securities and variable insurance products. These agreements provide that applications for the contracts may be solicited by registered representatives of the broker/dealers appointed by the Company to sell its variable annuities. Such broker/dealers will receive compensation as described in the prospectus. For the years ended August 31, 2001, 2000, 1999 and 1998 no commissions were paid to JPMFD as principal underwriter of the contracts. Contracts are offered on a continuous basis.

                              FINANCIAL STATEMENTS



        The audited financial statements of First SunAmerica Life Insurance Company at December 31, 2001 and 2000 and for the years ended December 31, 2001,2000 and 1999 are presented in this Statement of Additional Information. The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the fixed portion of the contracts.





        The financial statements of FS Variable Annuity Account Two at August 31, 2001 and for each of the two years in the period ended August 31, 2001, are incorporated herein by reference to Post-Effective Amendment No. 12 under the Securities Act of 1933 and No. 13 under the Investment Company Act of 1940 to Registration Statement File No. 33-81470 and 811-8624 filed on Form N-4 on December 21, 2001. Documents incorporated herein by reference for filing purposes will still appear at the end of this document when it is distributed upon request.

        PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent accountants for the Separate Account and the Company. The financial statements referred to above have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                        Report of Independent Accountants



To the Board of Directors and Shareholder of First SunAmerica Life Insurance Company:


In our opinion, the accompanying balance sheet and the related statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of First SunAmerica Life Insurance Company, an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting for interest income and impairment of certain beneficial interests in securitized financial assets in 2001.



PricewaterhouseCoopers LLP
Los Angeles, California
January 31, 2002

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                                  BALANCE SHEET


                                                            December 31,
                                                    ----------------------------
                                                           2001             2000
                                                    -----------      -----------
                                                           (In thousands)
ASSETS

Investments and cash:
 Cash and short-term investments                    $    28,982      $    40,704
 Bonds, notes and redeemable preferred stocks
   available for sale, at fair value
   (amortized cost: December 2001, $1,122,577;
   December 2000, $1,269,340)                         1,128,203        1,237,469
 Common stocks available for sale,
   at fair value (cost: December 2001, $871;
   December 2000, $812)                                     544              785
 Mortgage loans                                         172,626          167,408
 Other invested assets                                   37,343           39,881
                                                    -----------      -----------
 Total investments and cash                           1,367,698        1,486,247

Variable annuity assets held in separate
   accounts                                             514,203          565,547
Accrued investment income                                12,312           14,809
Deferred acquisition costs                              100,182          124,451
Income taxes currently receivable from Parent                --            8,067
Deferred income taxes                                     1,947            7,914
Other assets                                              2,261            7,338
                                                    -----------      -----------
TOTAL ASSETS                                        $ 1,998,603      $ 2,214,373
                                                    ===========      ===========


LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
 Reserves for fixed annuity contracts               $ 1,024,830      $ 1,186,996
 Reserves for universal life insurance
   contracts                                            248,161          249,987
 Income taxes currently payable to Parent                 3,719               --
 Other liabilities                                       14,111           24,215
                                                    -----------      -----------
 Total reserves, payables
   and accrued liabilities                            1,290,821        1,461,198
                                                    -----------      -----------
Variable annuity liabilities related
   to separate accounts                                 514,203          565,547
                                                    -----------      -----------
Shareholder's equity:
 Common Stock                                             3,000            3,000
 Additional paid-in capital                             144,428          144,428
 Retained earnings                                       44,982           49,689
 Accumulated other comprehensive income (loss)            1,169           (9,489)
                                                    -----------      -----------
 Total shareholder's equity                             193,579          187,628
                                                    -----------      -----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY          $ 1,998,603      $ 2,214,373
                                                    ===========      ===========



                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                  STATEMENT OF INCOME AND COMPREHENSIVE INCOME


                                              Years Ended December 31,
                                       ---------------------------------------
                                            2001           2000           1999
                                       ---------      ---------      ---------
                                                   (In thousands)
Investment income                      $ 100,216      $ 119,576      $ 125,423
                                       ---------      ---------      ---------
Interest expense on:
   Fixed annuity contracts               (51,320)       (65,097)       (76,114)
   Universal life insurance
      contracts                          (11,815)       (12,363)        (6,475)
                                       ---------      ---------      ---------
   Total interest expense                (63,135)       (77,460)       (82,589)
                                       ---------      ---------      ---------
NET INVESTMENT INCOME                     37,081         42,116         42,834
                                       ---------      ---------      ---------
NET REALIZED INVESTMENT LOSSES           (19,266)       (20,779)       (11,178)
                                       ---------      ---------      ---------

Fee income:
   Variable annuity fees                   8,041          9,140          6,600
   Universal life insurance
      fees, net                            3,400          2,166          1,115
   Surrender charges                       2,141          3,776          3,296
                                       ---------      ---------      ---------
TOTAL FEE INCOME                          13,582         15,082         11,011
                                       ---------      ---------      ---------

GENERAL AND ADMINISTRATIVE
   EXPENSES                               (3,605)        (4,792)        (5,247)
                                       ---------      ---------      ---------
AMORTIZATION OF DEFERRED
   ACQUISITION COSTS                     (11,629)       (19,399)       (22,664)
                                       ---------      ---------      ---------
ANNUAL COMMISSIONS                          (724)          (619)          (450)
                                       ---------      ---------      ---------
GUARANTEED MINIMUM DEATH BENEFITS           (546)            (4)           (13)
                                       ---------      ---------      ---------
PRETAX INCOME BEFORE CUMULATIVE
EFFECT OF ACCOUNTING CHANGE               14,893         11,605         14,293

Income tax expense                        (6,180)        (4,325)        (6,621)
                                       ---------      ---------      ---------
INCOME BEFORE CUMULATIVE EFFECT OF
ACCOUNTING CHANGE                          8,713          7,280          7,672
                                       ---------      ---------      ---------
CUMULATIVE EFFECT OF ACCOUNTING
CHANGE, NET OF TAX (Note 2)                 (520)            --             --
                                       ---------      ---------      ---------

NET INCOME                             $   8,193      $   7,280      $   7,672
                                       ---------      ---------      ---------


                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                                                Years Ended December 31,
                                           ----------------------------------
                                               2001         2000         1999
                                           --------     --------     --------
                                                   (In thousands)
OTHER COMPREHENSIVE INCOME (LOSS)
 NET OF TAX:
   Net unrealized gains (losses)
     on debt and equity securities
     available for sale identified
     in the current period (net of
     income tax expense of $1,498
     and $4,855 and income tax benefit
     of $17,411 for the years ended
     December 31, 2001, 2000 and 1999,
      respectively)                        $  2,781     $  9,019     $(32,333)
   Less reclassification adjustment
      for net realized losses
      included in net income (net of
      income tax expense of $4,242,
      $5,433 and $661 for the years
      ended December 31, 2001, 2000
      and 1999, respectively)                 7,877       10,089        1,226
                                           --------     --------     --------
OTHER COMPREHENSIVE INCOME (LOSS)            10,658       19,108      (31,107)
                                           --------     --------     --------
COMPREHENSIVE INCOME (LOSS)                $ 18,851     $ 26,388     $(23,435)
                                           ========     ========     ========


                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF CASH FLOWS


                                                               Years Ended December 31,
                                                        ---------------------------------------
                                                             2001           2000           1999
                                                        ---------      ---------      ---------
                                                                     (In thousands)
CASH FLOWS FROM OPERATING
   ACTIVITIES:
   Net income                                           $   8,193      $   7,280      $   7,672
   Adjustments to reconcile net income to net
     cash provided by operating activities:
        Cumulative effect of
          accounting change, net of tax                       520             --             --
        Interest credited to:
          Fixed annuity contracts                          51,320         65,097         76,114
          Universal life insurance
             contracts                                     11,815         12,363          6,475
        Net realized investment
          losses                                           19,266         20,779         11,178
     Accretion of net
          discounts on investments                         (2,999)        (4,538)        (4,123)
     Amortization of goodwill                                  --             --            691
     Provision for deferred
          income taxes                                        507             73         (5,317)
   Change in:
        Accrued investment income                           2,497          9,267         (5,907)
        Deferred acquisition costs                          3,469         10,286          5,381
        Income taxes currently receivable/
          payable from Parent                              11,786         (1,429)       (16,782)
        Other liabilities                                  (8,447)        (1,938)        22,625
        Other, net                                          1,100            868         (1,042)
                                                        ---------      ---------      ---------
NET CASH PROVIDED BY OPERATING
   ACTIVITIES                                              99,027        118,108         96,965
                                                        ---------      ---------      ---------
CASH FLOWS FROM INVESTING
   ACTIVITIES:
   Purchases of:
     Bonds, notes and redeemable preferred stock         (266,757)       (33,317)      (497,462)
   Mortgage loans                                         (31,540)        (7,158)       (66,338)
   Common stock                                               (58)          (813)            --
   Other investments, excluding
        short-term investments                               (229)            --             --
Sales of:
     Bonds, notes and redeemable preferred stock          246,769        171,702        399,790
     Other investments, excluding
        short-term investments                                 42            487            914
Redemptions and maturities of:
     Bonds, notes and redeemable preferred stock          149,150        162,464         73,380
     Mortgage loans                                        26,813         51,998         31,188
     Other investments, excluding
        short-term investments                              2,767          2,324            580
Short-term investments received
     from (transferred to) AIG SunAmerica
     Life Assurance Company in assumption
     reinsurance transaction with MBL Life
     Assurance Corporation                                     --        (16,741)       371,634
                                                        ---------      ---------      ---------
NET CASH PROVIDED BY INVESTING ACTIVITIES               $ 126,957      $ 330,946      $ 313,686
                                                        ---------      ---------      ---------


                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                                                               Years Ended December 31,
                                                        ---------------------------------------
                                                           2001           2000          1999
                                                        ---------      ---------      ---------
                                                                     (In thousands)
CASH FLOWS FROM FINANCING
   ACTIVITIES:
   Premium receipts on:
      Fixed annuity contracts                           $  66,463      $  41,365      $  36,249
      Universal life insurance
         contracts                                         10,466         10,931          4,790
   Net exchanges from the fixed
      accounts of variable annuity
      contracts                                           (33,539)       (47,090)       (37,223)
   Withdrawal payments on:
      Fixed annuity contracts                            (207,166)      (355,023)      (350,019)
      Universal life insurance
         contracts                                        (11,565)       (17,541)       (13,781)
   Claims and annuity payments on:
      Fixed annuity contracts                             (30,242)       (33,171)       (31,906)
      Universal life insurance
         contracts                                        (17,567)       (28,611)        (7,877)
   Net repayments of other short-term
      financings                                           (1,656)        (8,560)            --
   Dividend paid to Parent                                (12,900)            --             --
                                                        ---------      ---------      ---------
NET CASH USED IN
   FINANCING ACTIVITIES                                  (237,706)      (437,700)      (399,767)
                                                        ---------      ---------      ---------
NET INCREASE (DECREASE) IN CASH
   AND SHORT-TERM INVESTMENTS                             (11,722)        11,354         10,884

CASH AND SHORT-TERM INVESTMENTS
   AT BEGINNING OF PERIOD                                  40,704         29,350         18,466
                                                        ---------      ---------      ---------
CASH AND SHORT-TERM INVESTMENTS
   AT END OF PERIOD                                     $  28,982      $  40,704      $  29,350
                                                        =========      =========      =========

SUPPLEMENTAL CASH FLOW
   INFORMATION:

   Income taxes paid to (received from) Parent, net     $  (6,113)     $   5,681      $  28,720
                                                        =========      =========      =========


                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



1.      NATURE OF OPERATIONS

First SunAmerica Life Insurance Company (the "Company") is a New York-domiciled life insurance company engaged primarily in the business of selling and administering fixed and variable annuities and universal life contracts in the State of New York.

The Company's net investment income and net realized investment losses and fee income by primary product line or service are as follows:

                                               Years Ended December 31,
                                           -------------------------------
                                              2001        2000        1999
                                           -------     -------     -------
                                                   (In thousands)
Net investment income and
        net realized investment
          losses on fixed
          rate products                    $17,815     $21,337     $31,656
                                           -------     -------     -------
Fee income:
        Variable annuity fees                8,041       9,140       6,600
        Universal life insurance
          fees                               3,400       2,166       1,115
        Surrender charges, principally
          fixed-rate products                2,141       3,776       3,296
                                           -------     -------     -------
        Total fee income                    13,582      15,082      11,011
                                           -------     -------     -------
Total                                      $31,397     $36,419     $42,667
                                           =======     =======     =======

Substantially all of the Company's revenues are derived from the United States. Products are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. Two independent selling organizations in the annuity operations represented approximately 35.7% and 8.3% of sales in the year ended December 31, 2001, approximately 13.7% and 10.8% of sales in the year ended December 31, 2000 and approximately 19.3% and 11.1% of sales in the year ended December 31, 1999. No other independent selling organization was responsible for more than 10% of sales for any such period.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

1.      NATURE OF OPERATIONS (Continued)

        The Company is an indirect wholly owned subsidiary of SunAmerica Inc. ("SunAmerica"), which is a wholly owned subsidiary of American International Group, Inc. ("AIG"), a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and asset management.

        The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Certain items have been reclassified to conform to the current period's presentation.

        Under GAAP, deposits collected on the non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's statement of earnings, as they are recorded directly to policyholder reserves upon receipt.

        The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

        Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity. Bonds, notes and redeemable preferred stocks are reduced to estimated net realizable value when declines in value are considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependent upon future events.

        Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Other invested assets include real estate, which is reduced by impairment provisions, and policy loans, which are carried at unpaid balances.

        Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

        DEFERRED ACQUISITION COSTS: Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, variable annuity fees, universal life insurance fees, surrender charges and direct administrative expenses. Deferred acquisition costs ("DAC") consist of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business. The Company capitalized DAC of $8,159,000 and $9,944,000 for the years ended December 31, 2001, and 2000, respectively.

        As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity. DAC has been decreased by $3,500,000 and increased by $17,300,000 at December 31, 2001 and 2000, respectively, for this adjustment.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS:
        The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fees in the income statement.

        RESERVES FOR FIXED ANNUITY AND UNIVERSAL LIFE INSURANCE CONTRACTS:
        Reserves for fixed annuity and universal life insurance contracts are accounted for as investment-type contracts in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees).

        FEE INCOME: Variable annuity fees, universal life insurance fees and surrender charges are recorded in income as earned.

        INCOME TAXES: The Company files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Its federal income tax return is consolidated with those of its direct parent, SunAmerica Life Insurance Company (the "Parent"), and its affiliate, AIG SunAmerica Life Assurance Company ("AIG SALAC"). Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        RECENTLY ISSUED ACCOUNTING STANDARDS: In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). SFAS 133 was postponed by SFAS 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB No. 133, and became effective for the Company on January 1, 2001. Because of the Company's minimal use of derivatives, the new Statement has no impact on either the earnings or the financial position of the Company at December 31, 2001.

        In January 2001, the Emerging Issues Task Force of the FASB ("EITF") issued EITF 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets ("EITF 99-20"). EITF 99-20 provides guidance on the calculation of interest income and the recognition of impairments related to beneficial interests held in an investment portfolio. Beneficial interests are investments that represent rights to receive specified cash flows from a pool of underlying assets (i.e., collateralized debt obligations). In accordance with the transition provisions of EITF 99-20, the Company recorded in its statement of income and comprehensive income for 2001 a cumulative effect of an accounting change adjustment loss of $520,000 ($800,000 before tax).

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

3.      ACQUISITION

        On December 31, 1998, AIG SALAC acquired the individual life business and the individual and group annuity business of MBL Life Assurance Corporation ("MBL Life"), via a 100% coinsurance transaction, for a cash purchase price of $128,420,000. As part of this transaction, AIG SALAC acquired assets having an aggregate fair value of $5,718,227,000 composed primarily of invested assets totaling $5,715,010,000. Liabilities assumed in this acquisition totaled $5,831,266,000, including $3,460,503,000 of fixed annuity reserves, $2,308,742,000 of universal life reserves and $24,011,000 of guaranteed investment contract reserves.

        Included in the block of business acquired from MBL Life were policies whose owners are residents of the State of New York ("the New York Business"). On July 1, 1999, the New York Business was acquired by the Company via an assumption reinsurance agreement. As part of this acquisition, invested assets equal to $678,272,000, universal life reserves equal to $282,247,000, group pension reserves equal to $406,118,000, and other net assets of $10,093,000 were assumed by the Company. On a pro forma basis, assuming the MBL Life acquisition had been consummated on January 1 1999, the beginning of the earliest period presented here, investment income would have been $150,619,000 for the year ended December 31, 1999. Net income would have been $9,364,000 for the year ended December 31, 1999. The $128,420,000 purchase price was allocated between the Company and AIG SALAC based on the estimated future gross profits of the two blocks of business. The portion allocated to the Company was $10,000,000.

        As part of the Acquisition, AIG SALAC received $242,473,000 from MBL Life to pay policy enhancements guaranteed by the MBL Life rehabilitation agreement to policyholders meeting certain requirements. Included in the AIG SALAC's reserves transferred to the Company in 1999 were $34,657,000 of such policy enhancement reserves. A primary requirement was that annuity policyholders must have converted their MBL Life policy to a policy type currently offered by the Company or one of its affiliates by December 31, 1999. Based upon final actuarial calculations performed in the first quarter of 2000, $16,741,000 of such reserves were returned to AIG SALAC by the Company. The enhancements are to be credited in four installments on January 1, 2000, June 30, 2001, June 30, 2002 and June 30, 2003, to eligible policies still active on each of those dates. The Company's portion of the payment due on June 30, 2001 and January 1, 2000 amounted to $4,369,000 and $4,911,000 respectively and were either credited to these policyholders or paid as benefits through withdrawals or accelerated death benefits during 2001 and 2000. The Company's reserve for the remaining payments totaled $8,435,000 at December 31, 2001.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

4.      INVESTMENTS

        The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:

                                                                   Estimated
                                                    Amortized           Fair
                                                         Cost          Value
                                                   ----------     ----------
                                                        (In thousands)
        AT DECEMBER 31, 2001:

        Securities of the United States
          Government                               $    1,996     $    1,993
        Mortgage-backed securities                    494,719        503,999
        Securities of public utilities                 53,423         53,817
        Corporate bonds and notes                     417,318        415,343
        Other debt securities                         155,121        153,051
                                                   ----------     ----------
          Total                                    $1,122,577     $1,128,203
                                                   ==========     ==========

        AT DECEMBER 31, 2000:

        Securities of the United States
          Government                               $      520     $      521
        Mortgage-backed securities                    557,060        556,929
        Securities of public utilities                 25,290         25,384
        Corporate bonds and notes                     491,898        460,152
        Other debt securities                         194,572        194,483
                                                   ----------     ----------
          Total                                    $1,269,340     $1,237,469
                                                   ==========     ==========

        The amortized cost and estimated fair value of bonds and notes by contractual maturity, as of December 31, 2001, follow:

                                                                   Estimated
                                                    Amortized           Fair
                                                         Cost          Value
                                                   ----------     ----------
                                                        (In thousands)
        Due in one year or less                    $   20,898     $   21,235
        Due after one year through five years         231,757        240,559
        Due after five years through ten years        274,434        264,327
        Due after ten years                           100,769         98,083
        Mortgage-backed securities                    494,719        503,999
                                                   ----------     ----------

          Total                                    $1,122,577     $1,128,203
                                                   ==========     ==========

        Actual maturities of bonds and notes may differ from those shown above due to prepayments and redemptions.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

4.      INVESTMENTS (Continued)

        Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:

                                                   Gross          Gross
                                               Unrealized    Unrealized
                                                    Gains        Losses
                                               ----------    ----------
                                                     (In thousands)
        AT DECEMBER 31, 2001:

        Securities of the United States
          Government                             $     --      $     (3)
        Mortgage-backed securities                 11,270        (1,990)
        Securities of public utilities                810          (416)
        Corporate bonds and notes                  13,903       (15,878)
        Other debt securities                         914        (2,984)
                                                 --------      --------
          Total                                  $ 26,897      $(21,271)
                                                 ========      ========

        AT DECEMBER 31, 2000:

        Securities of the United States
          Government                             $      1      $     --
        Mortgage-backed securities                  6,238        (6,369)
        Securities of public utilities                286          (192)
        Corporate bonds and notes                   4,857       (36,603)
        Other debt securities                       3,203        (3,292)
                                                 --------      --------
          Total                                  $ 14,585      $(46,456)
                                                 ========      ========

        Gross unrealized gains on equity securities aggregated $12,000 and $6,000 at December 31, 2001 and 2000, respectively. Gross unrealized losses on equity securities aggregated $339,000 and $34,000 at December 31, 2001 and 2000, respectively.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

4.      INVESTMENTS (Continued)

        Gross realized investment gains and losses on sales of investments are as follows:

                                                Years Ended December 31,
                                        ---------------------------------------
                                             2001           2000           1999
                                        ---------      ---------      ---------
                                                    (In thousands)
        BONDS, NOTES AND REDEEMABLE
         PREFERRED STOCKS:
          Realized gains                $   8,220      $   3,221      $   6,040
          Realized losses                 (10,222)        (3,147)        (9,688)

        OTHER INVESTMENTS:
          Realized gains                       42             --            164
          Realized losses                      --            (48)            --

        IMPAIRMENT WRITEDOWNS             (17,306)       (20,805)        (7,694)
                                        ---------      ---------      ---------

          Total net realized
          investment losses             $ (19,266)     $ (20,779)     $ (11,178)
                                        =========      =========      =========

        The sources and related amounts of investment income are as follows:

                                                Years Ended December 31,
                                        ---------------------------------------
                                             2001           2000           1999
                                        ---------      ---------      ---------
                                                    (In thousands)
        Short-term investments          $   1,661      $   1,671      $   4,795
        Bonds and notes                    83,449         99,241        103,503
        Mortgage loans                     14,068         17,547         17,139
        Other invested assets               3,022          3,127          1,839
                                        ---------      ---------      ---------

        Gross investment income           102,200        121,586        127,276
        Less: investment expenses          (1,984)        (2,010)        (1,853)
                                        ---------      ---------      ---------

        Total investment income         $ 100,216      $ 119,576      $ 125,423
                                        =========      =========      =========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

4.      INVESTMENTS (Continued)

        No investments in any one entity or its affiliates exceeded 10% of the Company's shareholder's equity at December 31, 2001.

        At December 31, 2001, mortgage loans were collateralized by properties located in 32 states, with loans totaling approximately 28% of the aggregate carrying value of the portfolio secured by properties located in California, approximately 13% by properties located in Michigan, approximately 7% by properties located in New York and Wisconsin and no more than 5% of the portfolio was secured by properties located in any other single state.

        At December 31, 2001, bonds and notes included $54,480,000 of bonds and notes not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 25 industries with 19% of these assets concentrated in media cable, 18% concentrated in telecommunications, and 9% concentrated in transportation services. No other industry concentration constituted more than 5% of these assets.

        At December 31, 2001, the carrying value of investments in default as to the payment of principal or interest was $3,377,000 which approximates its estimated fair value.

        At December 31, 2001, $558,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

5.      FAIR VALUE OF FINANCIAL INSTRUMENTS

        The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its other invested assets) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

        The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

        The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

        CASH AND SHORT-TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.

        BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

5.      FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

        MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

        POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

        COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

        VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

        RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

        VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

        The estimated fair values of the Company's financial instruments at December 31, 2001 and December 31, 2000, compared with their respective carrying values, are as follows:

                                                     Carrying           Fair
                                                        Value          Value
                                                   ----------     ----------
                                                         (In thousands)
        DECEMBER 31, 2001:

        ASSETS:
          Cash and short-term investments          $   28,982     $   28,982
          Bonds and notes                           1,128,203      1,128,203
          Mortgage loans                              172,626        181,276
          Policy Loans                                 37,343         37,343
          Common Stock                                    544            544
          Variable annuity assets held in
             separate accounts                        514,203        514,203

        LIABILITIES:
          Reserves for fixed annuity contracts     $1,024,830     $  979,473
          Variable annuity liabilities related
             to separate accounts                     514,203        514,203

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

               5. FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)



                                                     Carrying           Fair
                                                        Value          Value
                                                   ----------     ----------
                                                         (In thousands)
        DECEMBER 31, 2000:

        ASSETS:
          Cash and short-term investments          $   40,704     $   40,704
          Bonds and notes                           1,237,469      1,237,469
          Mortgage loans                              167,408        172,600
          Policy loans                                 39,881         39,881
          Common stock                                    785            785
          Variable annuity assets held in
             separate accounts                        565,547        565,547

        LIABILITIES:
          Reserves for fixed annuity contracts     $1,186,996     $1,115,964
          Variable annuity liabilities related
             to separate accounts                     565,547        565,547

6.      REINSURANCE

        With respect to the Company's reinsurance, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal.

        The Company guarantees a minimum level of death benefits for the majority of the Company's separate account contracts. If assets in these separate accounts are insufficient to fund minimum policy benefits, the Company is obligated to pay the difference.

        The business which was assumed from MBL Life is subject to existing reinsurance ceded agreements. The agreements, which represent predominantly yearly renewable term insurance, allow for maximum retention on any single life of $2,000,000. In order to limit even further the exposure to loss on any single insured and to recover an additional portion of the benefits paid over such limits, the Company entered into a reinsurance treaty effective January 1, 1999 under which the Company retains no more than $100,000 of risk on any one insured life. At December 31, 2001, a total reserve credit of $1,090,000 was taken against the life insurance reserves.

7.      COMMITMENTS AND CONTINGENT LIABILITIES

        Various lawsuits against the Company have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company with the potential exception of McMurdie et al. v. SunAmerica Inc. et al., Case No. BC 194082, filed on July 10, 1998 in the Superior Court for the County of Los Angeles. The lawsuit is a representative action wherein the plaintiffs allege violations of California's Business and Professions Code Sections 17200

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

7.      COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

        et seq. The Company is vigorously defending the lawsuit. The probability of any particular outcome is not reasonably estimable at this time.

        Based on the information available at this time, management believes that the Company has not incurred material losses associated with the terrorist attacks of September 11, 2001.

        The Company's current financial strength and counterparty credit ratings from Standard & Poor's are based in part on a guarantee (the "Guarantee") of the Company's insurance policy obligations by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool, and the belief that the Company is viewed as a strategically important member of AIG. The Guarantee is unconditional and irrevocable, and policyholders have the right to enforce the Guarantee directly against American Home.

        The Company's current financial strength rating from Moody's is based in part on a support agreement between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholders' surplus of not less than $1 million or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligation of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

        American Home does not publish financial statements, although it files statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and publishes annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.

        In the ordinary course of business, the Company is obligated to purchase approximately $11,000,000 of asset backed securities as of December 31, 2001. The expiration dates of these commitments are as follows:
        $7,000,000 in 2003 and $4,000,000 in 2004.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

8.      SHAREHOLDER'S EQUITY

        The Company is authorized to issue 300 shares of its $10,000 par value Common Stock. At December 31, 2001 and December 31, 2000, 300 shares were outstanding.

        Changes in shareholder's equity are as follows:

                                                 Years Ended December 31,
                                        ---------------------------------------
                                             2001           2000           1999
                                        ---------      ---------      ---------
                                                    (In thousands)
        ADDITIONAL PAID-IN
          CAPITAL:
          Beginning balances            $ 144,428      $ 144,428      $ 144,428
                                        ---------      ---------      ---------
        Ending balances                 $ 144,428      $ 144,428      $ 144,428
                                        =========      =========      =========
        RETAINED EARNINGS:
          Beginning balances            $  49,689      $  42,409      $  34,737
          Net income                        8,193          7,280          7,672
          Dividend paid to Parent         (12,900)            --             --
                                        ---------      ---------      ---------
        Ending balances                 $  44,982      $  49,689      $  42,409
                                        =========      =========      =========

        ACCUMULATED OTHER
          COMPREHENSIVE INCOME
          (LOSS):
             Beginning balances         $  (9,489)     $ (28,597)     $   2,510
             Change in net
                unrealized gains
                (losses) on bonds
                and notes available
                for sale                   37,497         32,324        (83,948)
             Change in net
                unrealized gains
                (losses) on equity
                securities                   (300)           (27)            (9)
             Change in adjustment
                to deferred
                acquisition costs         (20,800)        (2,900)        36,100
             Tax effects of net
                changes                    (5,739)       (10,289)        16,750
                                        ---------      ---------      ---------
        Ending balances                 $   1,169      $  (9,489)     $ (28,597)
                                        =========      =========      =========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

8.      SHAREHOLDER'S EQUITY (Continued)

        Dividends that the Company may pay to its shareholder in any year without prior approval of the New York Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to stockholders by a life insurance company domiciled in the State of New York without obtaining the prior approval of the Director of Insurance is limited to the lesser of the Company's net gain from operations of the preceding year's statutory annual statement or 10% of preceding year's statutory surplus. The Company paid a dividend of $12,900,000 to its Parent on April 2, 2001. Currently, the maximum amount of dividends which can be paid to stockholders in the year 2002 without prior approval, would be 10% of the Company's December 31, 2001 surplus, or $11,921,000.

        Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income for the years ended December 31, 2001, 2000 and 1999 was approximately $4,525,000, $21,597,000 and $14,210,000, respectively. The Company's statutory capital and surplus totaled approximately $122,209,000 at December 31, 2001, $132,289,000 at December 31, 2000 and $111,338,000 at December 31,
        1999.

        In 1998, the NAIC adopted the codification of statutory accounting principles ("Codification"). Codification is effective January 1, 2001 and replaces the current Accounting Practices and Procedures Manual as the NAIC's primary guidance on statutory accounting practices. Codification has been adopted by all fifty states as the prescribed basis of accounting. New York, however, has made certain modifications (e.g., no deferred taxes will be recorded for companies domiciled in the State of New York). The adoption of Codification resulted in a decrease to the Company's statutory surplus of approximately $14,247,000.

9.      INCOME TAXES

        The components of the provisions for federal income taxes on pretax income consist of the following:

                                  Net realized
                                    Investment
                                Gains (Losses)   Operations       Total
                                --------------   ----------     -------
                                            (In thousands)
        December 31, 2001:

        Currently payable              $(2,149)     $ 7,822     $ 5,673
        Deferred                        (5,371)       5,878         507
                                       -------      -------     -------
          Total income tax expense
             (benefit)                 $(7,520)     $13,700     $ 6,180
                                       =======      =======     =======

        December 31, 2000:

        Currently payable              $(1,751)     $ 6,003     $ 4,252
        Deferred                        (5,960)       6,033          73
                                       -------      -------     -------
          Total income tax expense
             (benefit)                 $(7,711)     $12,036     $ 4,325
                                       =======      =======     =======

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

9.      INCOME TAXES (Continued)

                                   Net realized
                                     Investment
                                 Gains (Losses)    Operations        Total
                                 --------------    ----------     --------
                                            (In thousands)
        December 31, 1999:

        Currently payable              $  2,345      $  9,593     $ 11,938
        Deferred                         (6,772)        1,455       (5,317)
                                       --------      --------     --------
          Total income tax expense
          (benefit)                    $ (4,427)     $ 11,048     $  6,621
                                       ========      ========     ========

        Income taxes computed at the United States federal income tax rate of 35% and income tax expenses reflected in the statement of income and comprehensive income differ as follows:

                                                        Years Ended December 31,
                                                  ---------------------------------
                                                     2001         2000         1999
                                                  -------      -------      -------
                                                           (In thousands)
        Amount computed at
          statutory rate                          $ 5,213      $ 4,062      $ 4,984
        Increases (decreases) resulting from:
             Amortization of
                differences
                between book and
                tax bases of net
                assets acquired                        --           --          223
             State income taxes,
                net of federal
                tax benefit                           795          541        1,817
             Dividends received
                deduction                            (509)        (837)        (263)
             Other, net                               681          559         (140)
                                                  -------      -------      -------
             Total income tax
                expense                           $ 6,180      $ 4,325      $ 6,621
                                                  =======      =======      =======

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

9.      INCOME TAXES (Continued)

        Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the (receivable) liability for Deferred Income Taxes are as follows:

                                                     Years Ended December 31,
                                                     ------------------------
                                                          2001          2000
                                                      --------      --------
                                                          (In thousands)
        DEFERRED TAX LIABILITIES:
          Deferred acquisition costs                  $ 19,073      $ 21,979
          Other liabilities                              4,838           100
          Net unrealized gains on debt and
             equity securities available for sale          630            --
                                                      --------      --------

          Total deferred tax liabilities                24,541        22,079
                                                      --------      --------

        DEFERRED TAX ASSETS:
          Contractholder reserves                      (12,910)      (10,665)
          Net unrealized losses on debt and
             equity securities available for sale           --        (5,110)
          Other assets                                 (13,578)      (14,218)
                                                      --------      --------
          Total deferred tax assets                    (26,488)      (29,993)
                                                      --------      --------
          Deferred income taxes                       $ (1,947)     $ (7,914)
                                                      ========      ========

        In the Company's opinion, the deferred taxes will be fully realized and no valuation allowance is necessary because the Company has the ability to generate sufficient future taxable income to realize the tax benefits.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

10.     RELATED-PARTY MATTERS

        The Company pays commissions to seven affiliated companies: SunAmerica Securities, Inc.; Advantage Capital Corp.; Financial Services Corp.; Sentra Securities Corp.; Spelman & Co. Inc.; Royal Alliance Associates, Inc.; and VALIC Financial Advisors. Commissions paid to these broker-dealers totaled $1,332,000 in the year ended December 31, 2001, $2,058,000 in the year ended December 31, 2000 and $1,976,000 in the year ended December 31, 1999. These broker-dealers represent a significant portion of the Company's business, amounting to 17.4%, 30.5% and 37.5% of premiums for each of the respective periods.

        The Company purchases administrative, investment management, accounting, marketing and data processing services from its Parent and SunAmerica, an indirect parent. Amounts paid for such services totaled $6,469,000 for the year ended December 31, 2001, $8,229,000 for the year ended December 31, 2000 and $7,959,000 for the year ended December 31, 1999. The marketing components of such costs during these periods amounted to $1,930,000, $3,581,000 and $2,907,000, respectively, and are deferred and amortized as part of Deferred Acquisition Costs. The other components of these costs are included in General and Administrative Expenses in the income statement.

        During the year ended December 31, 2001, the Company distributed a $12,900,000 dividend payment to its Parent (See Note 8).

        During the year ended December 31, 2000, the Company transferred $16,741,000 in cash and short-term investments to AIG SALAC related to an actuarial adjustment on the policy enhancements related to the Acquisition (See Note 3).

        During the year ended December 31, 1999 AIG SALAC transferred short-term investments, bonds and policy loans to the Company with an aggregate fair value of $678,272,000 as part of the transfer of the New York Business from the Acquisition (See Note 3).

                          PART C -- OTHER INFORMATION


Item 24. Financial Statements and Exhibits

(a)     Financial Statements

               The following financial statements are included in Part B of the Registration Statement:

               The audited financial statements of First SunAmerica Life Insurance Company at December 31, 2001 and 2000 and for the years ended December 31, 2001, 2000 and 1999.

               Audited Financial Statements of FS Variable Annuity Account Two (Portion relating to the Vista Capital Advantage Variable Annuity) as of August 31, 2001 and for each of the two years in the period year ended August 31, 2001.

(b)     Exhibits

        (1)    Resolutions Establishing Separate Account         ***
        (2)    Custody Agreements                                **
        (3)    (a) Distribution Contract                         ****
               (b) Selling Agreement                             ***
        (4)    Variable Annuity Contract                         ***
        (5)    Application for Contract                          ***
        (6)    Depositor -- Corporate Documents
               (a)    Certificate of Incorporation               ***
               (b)    By-laws                                    ***
        (7)    Reinsurance Contract                              **
        (8)    Fund Participation Agreement                      ****
        (9)    Opinion of Counsel                                ***
               Consent of Counsel                                ***
        (10)   Consent of Independent Accountants                *
        (11)   Financial Statements Omitted from Item 23         **
        (12)   Initial Capitalization Agreement                  **
        (13)   Performance Computations                          **
        (14)   Diagram and Listing of All Persons Directly or
               Indirectly Controlled By or Under Common
               Control with First SunAmerica Life Insurance
               Company, the Depositor of Registrant              *
        (15)   Powers of Attorney                                ++


                        *       Filed Herewith ** Not Applicable

                        *** Filed on 12-24-97, Post-Effective Amendments 5 and 6 to this Registration Statement.

                        **** Filed on 11-14-95, Post-Effective Amendments 1 and 3 to this Registration Statement.

                        ***** Filed on 12-23-96, Post-Effective Amendments 3 and 5 of this Registration Statement.

                        + Filed on 12-19-00, Post Effective Amendments 10 and 11 to this Registration Statement.

                        ++ Filed on 4-10-01, Post-Effective Amendments 11 and 12 to this Registration Statement.

Item 25. Directors and Officers of the Depositor

        The officers and directors of First SunAmerica Life Insurance Company are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.


        NAME                                     POSITION
        ----                                     --------
        Jay S. Wintrob                           Chairman, Chief Executive Officer,
                                                 President and Director
        Marc H. Gamsin                           Senior Vice President and Director
        Thomas W. Baxter (1)                     Director
        Vicki E. Marmorstein (2)                 Director
        Debbie Potash-Turner (3)                 Director
        Richard D. Rohr (4)                      Director
        Margery K. Neale (5)                     Director
        Lester Pollack (6)                       Director
        Jana W. Greer                            Senior Vice President and Director
        James R. Belardi                         Senior Vice President and Director
        Christine A. Nixon                       Vice President, Secretary and Director
        Gregory M. Outcalt                       Senior Vice President
        N. Scott Gillis                          Senior Vice President and Director
        Edwin R. Raquel                          Senior Vice President & Chief Actuary
        Scott H. Richland                        Vice President
        Stewart R. Polakov                       Vice President
        Maurice S. Hebert                        Vice President & Controller
        Lawrence M. Goldman                      Vice President, Assistant Secretary and
                                                 Director
        Virginia N. Puzon                        Assistant Secretary
        Ron H. Tani                              Vice President
        Mark A. Zaeske                           Treasurer

(1)     400 S. Hope St., 15th Floor, Los Angeles, California 90071

(2)     633 W. Fifth St., Suite 400, Los Angeles, California 90071

(3)     733 Third Avenue, Third Floor, New York, New York 10017

(4)     100 Renaissance Center, 34th Floor, Detroit, Michigan 48243

(5)     919 Third Avenue, New York, New York 10022-9998

(6)     One Rockefeller Plaza, Suite 1025, New York, New York 10020

Item 26. Persons Controlled By or Under Common Control With Depositor or Registrant

        The Registrant is a separate account of First SunAmerica Life Insurance Company (Depositor). For a complete listing and diagram of all persons directly of indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 14 which is filed herein. As of January 4, 1999, First SunAmerica became an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An organizational chart for AIG can be found in Form
10-K, SEC file number 001-08787 filed April 1, 2002.

Item 27. Number of Contract Owners

        As of March 1, 2002, there were 274 owners of Qualified Contracts and 422 owners of Non-qualified Contracts.

Item 28. Indemnification

        None.

Item 29. Principal Underwriter

        J.P. Morgan Fund Distributors, Inc. serves as distributor to the Registrant. Its principal business address is One Chase Manhattan Plaza, New York, New York 10081. The following are the directors and officers of Vista Fund Distributors, Inc.


               NAME                              POSITION WITH DISTRIBUTOR
               ----                              -------------------------
               Lynn J. Mangum                    Chairman/Director
               Richard Baxt                      President
               William J. Tomko                  Senior Vice President
               Gregory A. Trichtinger            Vice President
               Kevin Dell                        Vice President/Secretary
               Robert Tuch                       Assistant Secretary
               Dennis R. Sheehan                 Executive Vice President/Director


                      NET DISTRIBUTION    COMPENSATION ON
                        DISCOUNTS AND      REDEMPTION OR        BROKERAGE
NAME OF DISTRIBUTOR      COMMISSIONS       ANNUITIZATION       COMMISSIONS       COMPENSATION*
-------------------   ----------------    ----------------     -----------       -------------
J.P. Morgan Fund            None               None               None               None
Distributors, Inc.


-------------------------------

* Distribution fee is paid by First SunAmerica Life Insurance Company.

Item 30. Location of Accounts and Records

        First SunAmerica Life Insurance Company, the Depositor for the Registrant, is located at 733 Third Avenue, 4th Floor, New York, New York 10017. Vista Fund Distributors, Inc., the distributor of the Contracts, is located at 101 Park Avenue, New York, New York 10178. Each maintains those accounts and records required to be maintained by it pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

        State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02100, maintains certain accounts and records pursuant to the instructions of the Registrant.

Item 31. Management Services

        Not applicable.

Item 32. Undertakings

        Registrant undertakes to (1) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (2) include either (A) as part of any application to purchase a Contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (B) a postcard or similar written communication affixed to or included in the Prospectus that the Applicant can remove to send for a

Statement of Additional Information; and (3) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

Item 33. Representation

a) The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by
        Section 403(b)(11) to the attention of the potential participants;

4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

b) REPRESENTATION PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACTY OF 1940: The Company represents that the fees and charges to be deducted under the variable annuity contract described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the contract.

                                   SIGNATURES

        As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the Securities Act Rule 485 for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Los Angeles, and the State of California, on this 12th day of April, 2002.

                           FS VARIABLE ANNUITY ACCOUNT TWO
                               (Registrant)

                           By: FIRST SUNAMERICA LIFE INSURANCE COMPANY
                               (Depositor)

                           By: /s/ JAY S. WINTROB
                               -----------------------------------------
                                      Jay S. Wintrob
                                      President

                           By: FIRST SUNAMERICA LIFE INSURANCE COMPANY
                               (Depositor, on behalf of itself and Registrant)

                           By: /s/ JAY S. WINTROB
                               -----------------------------------------
                                      Jay S. Wintrob
                                      President

        As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                         TITLE                           DATE
---------                         -----                           ----
/s/ JAY S. WINTROB                Chairman, Chief Executive       April 12, 2002
--------------------------------  Officer, President and
Jay S. Wintrob                    Director (Principal Executive
                                  Officer)

MARC H. GAMSIN*                   Senior Vice President and       April 12, 2002
--------------------------------  Director
Marc H. Gamsin


N. SCOTT GILLIS*                  Senior Vice President and       April 12, 2002
--------------------------------  Director (Principal Financial
N. Scott Gillis                   Officer)

JAMES R. BELARDI*                 Senior Vice President and       April 12, 2002
--------------------------------  Director
James R. Belardi

THOMAS W. BAXTER*                 Director                        April 12, 2002
--------------------------------
Thomas W. Baxter

JANA W. GREER*                    Senior Vice President and       April 12, 2002
--------------------------------  Director
Jana W. Greer

VICKI E. MARMORSTEIN*             Director                        April 12, 2002
--------------------------------
Vicki E. Marmorstein

/s/ LAWRENCE M. GOLDMAN           Vice President, Assistant       April 12, 2002
--------------------------------  Secretary and Director
Lawrence M. Goldman

CHRISTINE A. NIXON*               Vice President, Secretary and   April 12, 2002
--------------------------------  Director
Christine A. Nixon

DEBBIE POTASH-TURNER*             Director                        April 12, 2002
--------------------------------
Debbie Potash-Turner

MARGERY K. NEALE*                 Director                        April 12, 2002
--------------------------------
Margery K. Neale

MAURICE S. HEBERT*                Vice President and Controller   April 12, 2002
--------------------------------  (Principal Accounting Officer)
Maurice S. Hebert

LESTER POLLACK*                   Director                        April 12, 2002
--------------------------------
Lester Pollack

RICHARD D. ROHR*                  Director                        April 12, 2002
--------------------------------
Richard D. Rohr

*By: /s/ CHRISTINE A. NIXON       Attorney-in-Fact                April 12, 2002
--------------------------------
Christine A. Nixon

Date: April 12, 2002

                                  EXHIBIT INDEX


(10)    Consent of Independent Accountants

(14) Diagram and Listing of All Persons Directly or Indirectly Controlled By or Under Common Control with First SunAmerica Life Insurance Company, the Depositor of Registrant